Encore Capital Group, Inc. Q1 2016 EARNINGS CALL Exhibit 99.1

PROPRIETARY 2 CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent report on Form 10-K, as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

PROPRIETARY 3 ENCORE UPDATE

PROPRIETARY 4 U.S. SUPPLY REMAINS STABLE, ENCORE WELL POSITIONED WHEN MARKET SUPPLY IMPROVES  Domestic pricing environment is showing early signs of improvement  We’re making continued progress on our consumer-centric liquidation programs  Emphasis on strategic cost management is reducing our expense base and ensuring improved returns  Earnings and ROIC over time will be driven by liquidation improvements, portfolio pricing, and focus on cost management  Propel divestiture allows us to deploy capital at higher returns

PROPRIETARY 5 OUR EUROPEAN BUSINESS CONTINUES TO GROW THROUGH PORTFOLIO PURCHASES IN SPAIN  Cabot is the first large debt buyer to achieve Financial Conduct Authority (FCA) authorization  We continue to seek the highest returns for our capital, leading to recent purchases in Spain and France  Innovation and consumer-focused liquidation programs, similar to those in our U.S. business, will drive higher returns at Cabot  Earnings and ROIC will be driven by higher allocation of capital to Spain, organic growth initiatives, and tax advantaged strategies

PROPRIETARY 6 WE’RE TAKING A MEASURED APPROACH TO EXPANDING OUR LATIN AMERICAN PRESENCE  We remain optimistic about our prospects in Latin America, but are taking our time to make prudent investments  Projected after-tax returns from our R&D investments remain solid  Refinancia is demonstrating solid progress  We continue to deploy capital employing risk-adjusted expectations  Latin America is a favorable ROIC environment characterized by higher IRR’s, lower effective tax rates, a favorable regulatory backdrop, and contingency collection opportunities

PROPRIETARY 7 WE CONTINUE TO DEVELOP AND GROW OUR PLATFORMS FOR THE FUTURE  Our acquisition of Baycorp provides a beachhead for future opportunities in Australia and New Zealand  Our EARC in India has received approval from the Foreign Investment Promotion Board and is now coordinating with the Reserve Bank of India for our ARC license  We continue to transfer knowledge across our global platforms to improve liquidations and performance

PROPRIETARY 8 THE DIVESTITURE OF PROPEL REDUCED ENCORE’S LEVERAGE Debt and Debt Ratios1 Although we fully consolidate Cabot’s debt on our balance sheet, their debt is non-recourse to Encore, despite our 43% economic interest Encore With Cabot and Propel at 12/31/152 With Cabot at 3/31/163 Without Cabot at 3/31/163 Total Debt $2.995 B $2.672 B $1.157 B Total Debt / Adjusted EBITDA 2.83x 2.50x 1.57x Total Debt / Equity 5.02x 4.38x 1.90x 1) Preferred equity certificates treated as equity 2) As reported 3) Propel sale completed on 3/31/16

9 Detailed Financial Discussion

PROPRIETARY 10 ENCORE DELIVERED ECONOMIC EPS GROWTH OF 13% IN THE FIRST QUARTER Economic EPS** $1.31 GAAP EPS* $1.12 GAAP Net Income* $29 million Adjusted Income** $34 million Estimated Remaining Collections of $5.7 billion * From Continuing Operations Attributable to Encore ** Please refer to appendix for reconciliation of Economic EPS, Adjusted EBITDA, and Adjusted income to GAAP *** Cost-to-Collect = Adjusted operating expenses / dollars collected. See appendix for reconciliation of Adjusted operating expenses to GAAP Adjusted EBITDA** $287 million Collections $448 million Cost-to-Collect*** 37.7%

PROPRIETARY 11 Q1 DEPLOYMENTS REFLECT A MODESTLY IMPROVING DOMESTIC PURCHASING ENVIRONMENT Q1-2016 Deployments $M United States $142 Europe $93 Other $21 Total $257

PROPRIETARY 12 Q1 COLLECTIONS REFLECT STEADY EXECUTION AND GROWTH Collections by Geography 0 100 200 300 400 500 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 5 2 0 1 6 Q2 Q3 Q4 Q1 Collection Sites Legal Collections Collection Agencies $M 0 100 200 300 400 500 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 5 2 0 1 6 Q2 Q3 Q4 Q1 United States Europe Other 417 425 437 422 394 448 409 407 $M Collections by Channel 417 425 437 422 394 448 409 407

PROPRIETARY LOWER COSTS LED TO IMPROVED CASH FLOWS 13 * Please refer to Appendix for reconciliation of Adjusted EBITDA to GAAP $M Quarterly Adjusted EBITDA* TTM Adjusted EBITDA* 253 274 247 264 238 246 263 287 0 50 100 150 200 250 300 350 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 5 2 0 1 6 Q2 Q3 Q4 Q1 1,001 1,071 0 200 400 600 800 1,000 1,200 Mar 2015 Mar 2016 $M $M

PROPRIETARY OUR QUARTERLY REVENUE GROWTH WAS DRIVEN BY OUR INTERNATIONAL BUSINESS Revenue by Geography 14 0 50 100 150 200 250 300 350 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 5 2 0 1 6 Q2 Q3 Q4 Q1 United States Europe Other $M 289 283 279 291 278 262 265 268

PROPRIETARY COST-TO-COLLECT DECLINED THROUGH IMPROVED LIQUIDATION PROGRAMS AND STRATEGIC COST MANAGEMENT 15 Overall Cost-to-Collect* 38% 38% 39% 39% 40% 42% 39% 38% 30% 35% 40% 45% 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 4 2 0 1 5 2 0 1 5 2 0 1 6 Q2 Q3 Q4 Q1 ⃰ Cost-to-Collect = Adjusted operating expenses / dollars collected. See appendix for reconciliation of Adjusted operating expenses to GAAP. Location Q1 2016 CTC Q1 2015 CTC United States 39.2% 40.9% Europe 33.7% 33.2% Other 40.0% 29.0% Encore total 37.7% 38.8%

PROPRIETARY 16 OUR ERC GREW OVER $500 MILLION IN THE LAST YEAR Total Estimated Remaining Collections 0 1,000 2,000 3,000 4,000 5,000 6,000 Mar 2013 Mar 2014 Mar 2015 Mar 2016 United States Europe Other 1,911 4,758 5,080 $M 5,665

PROPRIETARY ENCORE DELIVERED ECONOMIC EPS OF $1.31 IN Q1 17 * Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP $1.12 $0.07 $1.31 $1.31 $0.07 $0.05 Net income per diluted share from continuing operations attributable to Encore Convertible notes non- cash interest and issuance cost amortization, net of tax Settlement fees and related administrative expenses, net of tax Acquisition, integration and restructuring related fees, net of tax Adjusted income per diluted share from continuing operations attributable to Encore - (Accounting)* Adjusted income per diluted share from continuing operations attributable to Encore - (Economic)* No shares deducted in Q1 2016

PROPRIETARY SUMMARY U.S. Market • We have already secured $330 million in purchases and forward flow commitments for the U.S. market in 2016 • Pricing in the U.S. showing early signs of modest improvement Attractive IRR’s • Our businesses in our expansion markets, especially in Latin America, are demonstrating attractive after-tax IRR’s Cost Management • We are emphasizing strategic expense management and reducing costs in our businesses around the globe Earnings & ROIC • We are managing earnings and ROIC within each of our global businesses • We are focusing less on large platform acquisitions going forward • Propel divestiture allowing us to deploy more capital at higher returns 18

19 Q&A

20 Appendix

PROPRIETARY 21 NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information, which is materially similar to a financial measure contained in covenants used in the Company's revolving credit facility, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore, Adjusted Income Attributable to Encore per Share/Economic EPS, and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

PROPRIETARY 22 RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Three Months Ended March 31, 2016 2015 $ Per Diluted Share – Accounting Per Diluted Share – Economic* $ Per Diluted Share – Accounting Per Diluted Share – Economic* GAAP net income from continuing operations attributable to Encore, as reported $ 28,876 $ 1.12 $ 1.12 $ 27,545 $ 1.01 $ 1.04 Adjustments: Convertible notes non-cash interest and issuance cost amortization, net of tax 1,804 0.07 0.07 1,666 0.06 0.07 Acquisition, integration and restructuring related expenses, net of tax 1,329 0.05 0.05 1,348 0.05 0.05 Settlement fees and related administrative expenses, net of tax 1,853 0.07 0.07 --- --- --- Adjusted income from continuing operations attributable to Encore $ 33,862 $ 1.31 $ 1.31 $ 30,559 $ 1.12 $ 1.16 * Economic EPS for the three months ended March 31, 2016 and March 31, 2015 excludes zero shares and approximately 0.9 million shares, respectively, issuable upon the conversion of the company’s convertible senior notes that are included for accounting purposes but will not be issued due to certain hedge and warrant transactions.

PROPRIETARY Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended 6/30/14 9/30/14 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 GAAP net income, as reported $ 21,353 $ 30,138 $ 27,957 $ 29,967 $ 25,185 ($ 9,364) $ 1,596 $ 26,607 (Income) loss from discontinued operations, net of tax (1,212) (2,068) (958) (1,880) (1,661) (2,286) 29,214 3,182 Interest expense 43,218 43,498 42,264 42,303 46,250 47,816 50,187 50,691 Provision for (benefit from) income taxes 13,100 8,636 15,558 14,614 14,921 (6,361) 3,988 10,148 Depreciation and amortization 6,619 6,725 7,860 8,137 7,878 8,043 9,102 9,861 Amount applied to principal on receivable portfolios 161,048 155,435 139,076 160,961 167,024 156,229 144,075 177,711 Stock-based compensation expense 4,715 4,009 3,621 5,905 6,198 5,156 4,749 3,718 Acquisition, integration and restructuring related expenses 4,616 1,000 2,212 2,766 7,892 2,235 2,635 2,141 Settlement fees and related administrative expenses --- --- --- --- --- 63,019 --- 2,988 Adjusted EBITDA $ 253,457 $ 247,373 $ 237,590 $ 262,773 $ 273,687 $ 264,487 $ 245,546 $287,047 RECONCILIATION OF ADJUSTED EBITDA 23

PROPRIETARY Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended RECONCILIATION OF ADJUSTED OPERATING EXPENSES 6/30/14 9/30/14 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 GAAP total operating expenses, as reported $ 185,703 $ 184,064 $ 183,437 $ 194,895 $ 198,362 $ 248,185 $ 206,271 $ 205,513 Adjustments: Stock-based compensation expense (4,715) (4,009) (3,621) (5,905) (6,198) (5,156) (4,749) (3,718) Operating expenses related to non- portfolio purchasing and recovery business (21,452) (20,784) (20,818) (21,623) (19,946) (20,835) (26,144) (26,885) Acquisition, integration and restructuring related expenses (4,616) (1,000) (2,212) (2,766) (7,892) (2,235) (2,635) (3,059) Settlement fees and related administrative expenses --- --- --- --- --- (54,697) --- (2,988) Adjusted operating expenses related to portfolio purchasing and recovery business $ 154,920 $ 158,271 $ 156,786 $ 164,601 $ 164,326 $ 165,262 $ 172,743 $ 168,863 24

PROPRIETARY (Unaudited, In Thousands, except per share amounts) IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES Three Months Ended 3/31/16 As Reported Constant Currency Revenue $ 289,017 $ 298,329 Operating expenses $ 205,513 $ 211,551 Net income* $ 28,876 $ 29,702 Adjusted net income* $ 33,862 $ 34,731 GAAP EPS* $ 1.12 $ 1.15 Economic EPS* $ 1.31 $ 1.34 Collections $ 447,805 $ 458,915 ERC $ 5,664,958 $ 5,774,355 25 * from continuing operations attributable to Encore Note: Constant Currency figures are calculated by employing Q1 2015 foreign currency exchange rates to recalculate Q1 2016 results.